Exhibit 14(a)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MARY JANE B. FORTIN, MALLARY REZNIK, JENNIFER POWELL and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

Registrant (Product)                                               File Nos.
--------------------                                         ----------------------
VALIC Separate Account A (Equity Director, no guarantee)     333-170476 / 811-03240
VALIC Separate Account A (GUP, guarantee)                    002-32783 / 811-03240
VALIC Separate Account A (Impact, guarantee)                 002-96223 / 811-03240
VALIC Separate Account A (Independence Plus, guarantee)      333-124398 / 811-03240
VALIC Separate Account A (Portfolio Director, no guarantee)  333-137942 / 811-03240
VALIC Separate Account A (Portfolio Director, guarantee)     033-75292 / 811-03240
VALIC Separate Account A (Potentia, guarantee)               333-49232 / 811-03240

              Signature                                Title                       Date
              ---------                                -----                       ----

JAY S. WINTROB                         Chairman of the Board, President and   April 28, 2014
-------------------------------------  Chief Executive Officer
JAY S. WINTROB

THOMAS J. DIEMER                       Director, Senior Vice President and    April 28, 2014
-------------------------------------  Chief Risk Officer
THOMAS J. DIEMER

JEFFREY M. FARBER                      Director                               April 28, 2014
-------------------------------------
JEFFREY M. FARBER

MARY JANE B. FORTIN                    Director, Executive Vice President and April 28, 2014
-------------------------------------  Chief Financial Officer
MARY JANE B. FORTIN

DEBORAH A GERO                         Director, Senior Vice President and    April 28, 2014
-------------------------------------  Chief Investment Officer
DEBORAH A. GERO

JANA W. GREER                          Director and President - Individual    April 28, 2014
-------------------------------------  Retirement
JANE W. GREER

STEPHEN A. MAGINN                      Director, Senior Vice President and    April 28, 2014
-------------------------------------  Chief Distribution Officer
STEPHEN A. MAGINN

JAME A. MALLON                         Director and President - Life and      April 28, 2014
-------------------------------------  Accident & Health
JAMES A. MALLON

JONATHAN J. NOVAK                      Director and President -               April 28, 2014
-------------------------------------  Institutional Markets
JONATHAN J. NOVAK

CURTIS W. OLSON                        Director and President - Group         April 28, 2014
-------------------------------------  Benefits
CURTIS W. OLSON

STEVEN D. ANDERSON                     Vice President and Controller          April 28, 2014
-------------------------------------
STEVEN D. ANDERSON

                                  Page 2 of 2